(Signature page to Indemnification Agreement) TRULIEVE CANNABIS CORP. INDEMNIFICATION AGREEMENT This Indemnification Agreement, dated [_______], 2026, is made between Trulieve Cannabis Corp., a Delaware corporation (the “Company”), and [______________] (“Indemnitee”). RECITALS WHEREAS, the Company desires to attract and retain the services of talented and experienced individuals, such as Indemnitee, to serve as directors and officers of the Company and its subsidiaries and wishes to indemnify its directors and officers to the maximum extent permitted by law; WHEREAS, the Company and Indemnitee recognize that corporate litigation in general has subjected directors and officers to expensive litigation risks; WHEREAS, Section 145 (“Section 145”) of the General Corporation Law of the State of Delaware, as amended (“DGCL”), under which the Company is organized, empowers the Company to indemnify its directors and officers by agreement and to indemnify persons who serve, at the request of the Company, as the directors and officers of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive; WHEREAS, Section 145(g) of the DGCL allows for the purchase of director and officer liability insurance (“D&O Insurance”) by the Company, which in theory can cover asserted liabilities without regard to whether they are indemnifiable by the Company or not; WHEREAS, individuals considering service or presently serving expect to be extended market terms of indemnification commensurate with their position, and that entities such as the Company will endeavor to maintain appropriate D&O Insurance; WHEREAS, the Company was previously organized under the laws of British Columbia, Canada, and has domesticated to the State of Delaware pursuant to Section 388 of the DGCL (the “Domestication”), and the Company desires to ensure that Indemnitee is indemnified for service as a director or officer of the Company, whether before or after the Domestication; and WHEREAS, in order to induce Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more subsidiaries of the Company, or otherwise serve the Company in an indemnifiable capacity as set forth below, the Company and Indemnitee enter into this Agreement. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, Indemnitee and the Company agree as follows: 1. Definitions. As used in this Agreement: (a) “Agent” means any person who is or was a director, officer, employee or other agent of the Company or a direct or indirect subsidiary or parent of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company, or a direct or indirect subsidiary or parent of the Company, as a director, officer, employee, manager, partner, fiduciary, or agent of another foreign or domestic corporation, limited liability company, employee benefit plan, nonprofit entity, partnership, joint venture, trust or other enterprise; or was a director, officer, employee, manager, partner, fiduciary, or agent of a foreign or domestic entity which was a predecessor of the Company (including, for the avoidance of doubt, the Company prior to the Domestication) or a direct or indirect parent or subsidiary of the Company, or was a director, officer, employee, manager, partner, fiduciary, or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor entity. For the purposes of this Agreement, (i) “director, officer, employee, manager, partner, fiduciary, or agent” and “foreign or domestic corporation, limited liability company, employee benefit plan, nonprofit entity, partnership, joint venture, trust or other enterprise” shall be deemed to include foreign equivalents of such positions and such entities, and (ii) “direct or indirect subsidiary or parent” means any degree of ownership or control. (b) “Board” means the Board of Directors of the Company. (c) “Change in Control” shall be deemed to have occurred if (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the total voting power represented by the Company’s then outstanding voting securities, (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board, together with any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute a majority of the Board, (iii) the stockholders of the Company approve a merger or consolidation or a sale of all or substantially all of the Company’s assets with or to another entity, other than a merger, consolidation or asset sale that would result in the holders of the Company’s outstanding voting securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the total voting power represented by the voting securities of the Company or such surviving or successor entity outstanding immediately thereafter, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company. (d) “ERISA” means Employee Retirement Income Security Act of 1974, as amended. (e) “Exchange Act” means Securities Exchange Act of 1934, as amended. (f) “Expenses” shall include all out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related costs and disbursements), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense, or appeal of a Proceeding, or establishing or enforcing a right to indemnification under this Agreement, or Section 145 or otherwise; provided, however, that “Expenses” shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a Proceeding. (g) “Final Adjudication” and “finally adjudged” means a final judgment or other binding determination from which there is no further procedural recourse, including without limitation following exhaustion or expiration of all available appeals. (h) “Independent Counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in relevant matters of corporation law and neither currently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to or witness in the proceeding giving rise to a claim for indemnification hereunder; provided however, that “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. Where required by this Agreement, Independent Counsel shall be retained at the Company’s sole expense. (i) “Proceeding” means any threatened, pending, or completed action, claim, demand, discovery request, subpoena, hearing, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, or any other proceeding whether formal or informal, civil, criminal, administrative, or investigative, including any such investigation or proceeding instituted by or on behalf of the Company or its Board, including any appeal of the foregoing, in which Indemnitee is or reasonably may be involved as a party or target, that is associated with Indemnitee’s being an Agent of the Company. (j) “Securities Act” means the Securities Act of 1933, as amended. 2. Agreement to Serve. Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company, or in such additional Agent capacities as Indemnitee may agree in the future to serve, so long as Indemnitee is duly appointed or elected and qualified until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment or other service by Indemnitee. 3. Liability Insurance. (a) Maintenance of D&O Insurance. The Company covenants and agrees that, so long as Indemnitee shall continue to serve as an Agent of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was an Agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect D&O Insurance in reasonable amounts from established and reputable insurers of a minimum A.M. Best rating of A-VII, and as more fully described below. In the event of a Change in Control, the Company shall, as set forth in Section 3(c), either: (i) maintain such D&O Insurance for six (6) years; or (ii) purchase a six (6) year tail for such D&O Insurance. (b) Rights and Benefits. In all policies of D&O Insurance, Indemnitee shall qualify as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s Agents of the same standing as Indemnitee. (c) Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance at all, or of any type, terms, or amount, if the Company determines in good faith and after using commercially reasonable efforts that: such insurance is not reasonably available; the premium costs for such insurance are disproportionate to the amount of coverage provided; the coverage provided by such insurance is limited so as to provide an insufficient or unreasonable benefit; Indemnitee is covered by similar insurance maintained by a parent, subsidiary, or affiliate of the Company; or the Company is to be acquired and a tail policy of reasonable terms and duration can be purchased for pre-closing acts or omissions by Indemnitee. 4. Mandatory Indemnification. Subject to the terms of this Agreement: (a) Third Party Actions. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company)

by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding; provided that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful. (b) Actions By or In the Right of the Company. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding; provided that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this Section 4(b) shall be made in respect to any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction, unless and only to the extent that the Selected Court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such amounts which such court shall deem proper. (c) Actions where Indemnitee is Deceased. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, and if, prior to, during the pendency of or after completion of such Proceeding Indemnitee is deceased, the Company shall indemnify Indemnitee’s heirs, executors and administrators against all Expenses and liabilities of any type whatsoever to the extent Indemnitee would have been entitled to indemnification pursuant to this Agreement were Indemnitee still alive. (d) Certain Terminations. The termination of any Proceeding or of any claim, issue, or matter therein by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful. (e) Limitations. Notwithstanding the foregoing provisions of Sections 4(a), 4(b), 4(c) and 4(d), but subject to the exception set forth in Section 13 which shall control, the Company shall not be obligated to indemnify Indemnitee for Expenses or liabilities of any type whatsoever for which payment (and the Company’s indemnification obligations under this Agreement shall be reduced by such payment) is actually made to or on behalf of Indemnitee, by the Company or otherwise, under a corporate insurance policy, or under a valid and enforceable indemnity clause, right, by-law, or agreement; and, in the event the Company has previously made a payment to Indemnitee for an Expense or liability of any type whatsoever for which payment is actually made to or on behalf of Indemnitee from any such source, Indemnitee shall return to the Company the amounts subsequently received by Indemnitee from that source. (f) Witness. In the event that Indemnitee is not a party or threatened to be made a party to a Proceeding, but is subpoenaed (or given a written request to be interviewed by or provide documents or information to a government authority of any jurisdiction) in such a Proceeding by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything witnessed or allegedly witnessed by Indemnitee in that capacity, the Company shall indemnify Indemnitee against all actually and reasonably incurred out of pocket costs (including without limitation legal fees) incurred by Indemnitee in responding to such subpoena or written request for an interview. As a condition to this right, Indemnitee must provide notice of such subpoena or request to the Company within 14 days, otherwise the Company’s obligation to pay such costs shall only attach for costs incurred from the date of notice. 5. Indemnification for Expenses in a Proceeding in Which Indemnitee is Wholly or Partly Successful. (a) Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with the investigation, defense or appeal of such Proceeding. (b) Partially Successful Defense. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time and is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with each successfully resolved claim, issue or matter. (c) Dismissal. For purposes of this section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. (d) Contribution. If the indemnification provided in this Agreement is unavailable and may not be paid to Indemnitee, then to the extent allowed by law, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall in lieu of indemnifying Indemnitee contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such Proceeding arose, and (ii) the relative fault of Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such Expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information, active or passive conduct, and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations. (e) Settlements by Company. The Company may not settle any claim held by Indemnitee without express written consent of Indemnitee, which may be given or withheld in Indemnitee’s sole discretion; provided, the foregoing provision shall not apply to any claim held by Indemnitee for which Indemnitee has been indemnified or held harmless by the Company, in which case consent of Indemnitee to such settlement shall be given on reasonable request of the Company.

6. Mandatory Advancement of Expenses. (a) Subject to the terms of this Agreement and following notice pursuant to Section 7(a) below, the Company shall advance, interest free, all Expenses reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which Indemnitee is a party or is threatened to be made a party by reason of the fact that Indemnitee is or was an Agent of the Company (unless there has been a Final Adjudication such that Indemnitee is not entitled to indemnification for such Expenses) upon receipt of satisfactory documentation supporting such Expenses. Such advances are intended to be an obligation of the Company to Indemnitee hereunder and shall in no event be deemed to be a personal loan. Such advancement of Expenses shall otherwise be unsecured and without regard to Indemnitee’s ability to repay. The advances to be made hereunder shall be paid by the Company to Indemnitee within 30 days following delivery of a written request therefore by Indemnitee to the Company, along with such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to advancement (which shall include without limitation reasonably detailed invoices for legal services, but with disclosure of confidential work product not required if that would work a waiver of privilege as to an adverse party). The Company shall discharge its advancement duty by, at its option, (a) paying such Expenses on behalf of Indemnitee, (b) advancing to Indemnitee funds in an amount sufficient to pay such Expenses, or (c) reimbursing Indemnitee for Expenses already paid by Indemnitee. In the event that the Company fails to pay Expenses as incurred by Indemnitee as required by this paragraph, Indemnitee may seek mandatory injunctive relief (including without limitation specific performance) from any court having jurisdiction to require the Company to pay Expenses as set forth in this paragraph. If Indemnitee seeks mandatory injunctive relief pursuant to this paragraph, it shall not be a defense to enforcement of the Company’s obligations set forth in this paragraph that Indemnitee has an adequate remedy at law for damages. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 9. (b) Undertakings. Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, which constitutes an undertaking whereby Indemnitee promises to repay any amounts advanced if and to the extent that it shall ultimately be determined that Indemnitee is not entitled to indemnification by the Company. 7. Notice and Other Indemnification Procedures. (a) Notice by Indemnitee. Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof; provided, however, that a delay in giving such notice will not deprive Indemnitee of any right to be indemnified under this Agreement unless, and then only to the extent that, the Company did not otherwise learn of the Proceeding and such delay is materially prejudicial to the Company; provided, further, that notice will be deemed to have been given without any action on the part of Indemnitee in the event the Company is a party to the same Proceeding and already has notice of all the matters for which Indemnitee is demanding indemnification and advancement. (b) Insurance. If the Company receives notice pursuant to Section 7(a) of the commencement of a Proceeding that may be covered under D&O Insurance then in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.

(c) Defense. In the event the Company shall be obligated to pay the Expenses of any Proceeding against Indemnitee, the Company shall be entitled to assume the defense of such Proceeding, with counsel selected by the Company and approved by Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to Indemnitee of written notice of the Company’s election so to do. After delivery of such notice, and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided that (i) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at Indemnitee’s expense; and (ii) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at the Company’s expense if (A) the Company has authorized the employment of counsel by Indemnitee at the expense of the Company; (B) Indemnitee shall have reasonably concluded based on the written advice of Indemnitee’s legal counsel that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense; or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding. In addition to all the requirements above, if the Company has D&O Insurance, or other insurance, with a panel counsel requirement that may cover the matter for which indemnity is claimed by Indemnitee, then Indemnitee shall use such panel counsel or other counsel approved by the insurers, unless there is an actual conflict of interest posed by representation by all such counsel, or unless and to the extent Company waives such requirement in writing. Indemnitee and his or her counsel shall provide reasonable cooperation with such insurer on request of the Company. 8. Right to Indemnification. (a) Right to Indemnification. In the event that Section 5(a) is inapplicable, the Company shall indemnify Indemnitee pursuant to this Agreement unless, and except to the extent that, it shall have been determined by one of the methods listed in Section 8(b) that Indemnitee has not met the applicable standard of conduct required to entitle Indemnitee to such indemnification. (b) Determination of Right to Indemnification. A determination of Indemnitee’s right to indemnification under this Section 8 shall be made at the election: (i) by a majority vote of directors who are not parties to the Proceeding for which indemnification is being sought, even though less than a quorum; (ii) by a committee of the Board consisting of directors who are not parties to the Proceeding for which indemnification is being sought, who, even though less than a quorum, have been designated by a majority vote of the disinterested directors; (iii) if there are no such disinterested directors or if the disinterested directors so direct, by Independent Counsel chosen by the Company in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; or (iv) by the Company’s stockholders. However, in the event there has been a Change in Control, then the determination shall, at Indemnitee’s sole option, be made by Independent Counsel as in (b)(iii) above, with Company choosing the Independent Counsel subject to Indemnitee’s consent, such consent not to be unreasonably withheld. (c) Submission for Decision. As soon as practicable, and in no event later than 30 days after Indemnitee’s written request for indemnification, the Board shall select the method for determining Indemnitee’s right to indemnification. Indemnitee shall cooperate with the person or persons or entity making such determination with respect to Indemnitee’s right to indemnification, including providing to such person, persons or entity, upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel or member of the Board shall act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement. (d) Application to Court. If (i) a claim for indemnification or advancement of Expenses is denied, in whole or in part, (ii) no disposition of such claim is made by the Company within

60 days after the request therefore, (iii) the advancement of Expenses is not timely made pursuant to Section 6 of this Agreement or (iv) payment of indemnification is not made pursuant to Section 5 of this Agreement, Indemnitee shall have the right at his or her option to apply to the Selected Courts, for the purpose of enforcing Indemnitee’s right to indemnification (including the advancement of Expenses) pursuant to this Agreement. Upon written request by Indemnitee, the Company shall consent to service of process. (e) Expenses Related to the Enforcement or Interpretation of this Agreement. The Company shall indemnify Indemnitee against all reasonable Expenses incurred by Indemnitee in connection with any hearing or proceeding under this Section 8 involving Indemnitee, and against all reasonable Expenses incurred by Indemnitee in connection with any other proceeding between the Company and Indemnitee to the extent involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, if and to the extent Indemnitee is successful. (f) Determination of Final Adjudication. In no event shall Indemnitee’s right to indemnification (apart from advancement of Expenses) be determined prior to a Final Adjudication in a Proceeding at issue if the Proceeding is both ongoing, and of the nature to have a Final Adjudication, unless a Final Adjudication in another Proceeding establishes that Indemnitee is not entitled to indemnification in the first Proceeding. (g) Standard. In any proceeding to determine Indemnitee’s right to indemnification or advancement, Indemnitee shall be presumed to be entitled to indemnification or advancement, with the burden of proof on the Company to prove, by a preponderance of the evidence (or higher standard if required by relevant law) that Indemnitee is not so entitled. (h) Good Faith. Indemnitee shall be fully indemnified for those matters where, in the performance of his or her duties for the Company, he or she relied in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees of the Board, or by any other person as to matters Indemnitee reasonably believed were within such other person’s professional or expert competence and who was selected with reasonable care by or on behalf of the Company. 9. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated: (a) Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee (including cross actions), with a reasonable allocation where appropriate, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the DGCL or (iv) the Proceeding is brought pursuant to Section 8 specifically to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 in advance of a Final Adjudication, in which case Section 8(e) provision shall control. For clarity, the raising of defenses by the Company by way of argument or affirmative defenses in an Indemnitee-initiated Proceeding against the Company shall not themselves be deemed to be a Proceeding. (b) Fees on Fees. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, to the extent Indemnitee is not successful in such a Proceeding.

(c) Unauthorized Settlements. To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld. (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses associated with any Proceeding related to, or the payment of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act, or similar provisions of state statutory law or common law (provided, however, that the Company must advance Expenses for such matters as otherwise permissible under this Agreement). (e) Payments Contrary to Law. To indemnify or advance Expenses to Indemnitee for which payment is prohibited by applicable law. (f) Required Reimbursement. To indemnify Indemnitee for any reimbursement of the Company by Indemnitee of any compensation, including bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Securities Act or the Exchange Act (including without limitation reimbursements that (i) arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”) or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of Sarbanes- Oxley, or (ii) arise pursuant to regulations or policies adopted in compliance with Section 954 of the Investor Protection and Securities Reform Act of 2010, as amended). 10. Non-Exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while occupying Indemnitee’s position as an Agent of the Company. Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee. This Agreement shall supersede all prior indemnification agreements with the Company; provided Indemnitee is entitled to any advancement or indemnification rights (pursuant to the Company’s Certificate of Incorporation, Bylaws, the Company’s former articles, a prior indemnification agreement, or other agreement) in effect at the time of Indemnitee’s service that is at issue in the matter potentially subject to indemnification, to the extent such rights are more favorable to Indemnitee than those granted herein. 11. Permitted Defenses. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for Expenses pursuant to Section 6; provided that the required documents have been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 9. Neither the failure of the Company or an Independent Counsel to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company or an Independent Counsel that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise. In making any determination concerning Indemnitee’s right to indemnification, there shall be a presumption that Indemnitee has satisfied the applicable standard of conduct. Any determination by the Company concerning Indemnitee’s right to indemnification that is adverse to Indemnitee may be challenged by Indemnitee in the Selected Courts. 12. Subrogation. Subject to the limitations of Section 13, in the event the Company is obligated to make a payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents reasonably required and take all action that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights (provided that the Company pays Indemnitee’s costs and expenses of doing so), including without limitation by assigning all such rights to the Company or its designee to the extent of such indemnification or advancement of Expenses. Subject to the limitations of Section 13, the Company’s obligation to indemnify or advance expenses under this Agreement shall be reduced by any amount Indemnitee has collected from such other source, and in the event that Company has fully paid such indemnity or expenses, Indemnitee shall return to the Company any amounts subsequently received from such other source of indemnification. 13. Primacy of Indemnification. The Company acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses, or liability insurance, neither procured or provided by the Company (including for this section any parent, affiliate, or investment vehicle) nor any entity Indemnitee served or is serving at the direction of the Company, from a third party (collectively, the “Third Party Indemnitors”). The Company agrees that (i) it is the indemnitor of first resort (i.e., its obligations to Indemnitee under this Agreement and any indemnity provisions set forth in its Certificate of Incorporation, Bylaws or elsewhere (collectively, “Indemnity Arrangements”) are primary), and any obligation of the Third Party Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee is secondary and excess, (ii) it shall advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of Indemnitee, to the extent legally permitted and as required by any Indemnity Arrangement, without regard to any rights Indemnitee may have against the Third Party Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Third Party Indemnitors from any claims against the Third Party Indemnitors for contribution, subrogation or any other recovery of any kind arising out of or relating to any Indemnity Arrangement. The Company further agrees that no advancement or indemnification payment by any Third Party Indemnitor on behalf of Indemnitee shall affect the foregoing, and the Third Party Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Third Party Indemnitors are express third party beneficiaries of the terms of this Section 13. The Company, on its own behalf and on behalf of its insurers to the extent allowed by its insurance policies, waives subrogation rights against Indemnitee and Third Party Indemnitors. Notwithstanding anything in the foregoing, “Third Party Indemnitors” shall not include any subsidiary of the Company nor any entity Indemnitee served or is serving at the request or direction of the Company, nor any joint venture. 14. No Imputation. The knowledge or actions, or failure to act, of any director, officer, employee, or agent of the Company, or the Company itself shall not be imputed to Indemnitee for the purpose of determining Indemnitee’s rights hereunder. 15. Survival of Rights. (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an Agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that Indemnitee was serving in the capacity referred to herein. (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

16. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, such remaining provisions shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable. 17. Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless it is in a writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (even if similar) nor shall such waiver constitute a continuing waiver. 18. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, (b) if mailed by certified or registered mail with postage prepaid, return receipt requested, on the third business day after the date on which it is so mailed, (c) one (1) business day after the business day of deposit with a nationally recognized overnight delivery service, specifying next day delivery, with written verification of receipt, or (d) on the same day as delivered by electronic transmission if delivered during business hours or on the next successive business day if delivered by electronic transmission after business hours. Addresses for notice to either party shall be as shown on the signature page of this Agreement, or to such other address as may have been furnished by either party in the manner set forth above. 19. Governing Law and Consent to Jurisdiction. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. This Agreement is intended to be an agreement of the type contemplated by Section 145(f) of the DGCL. The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in (x) the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) or (y) the state or federal courts located in the State of Florida (each, a “Selected Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Selected Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Selected Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Selected Court has been brought in an improper or inconvenient forum. 20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement, and electronically transmitted signatures shall be valid. (Signature page follows) The parties hereto have entered into this Indemnification Agreement, including the undertaking contained herein, effective as of the date first above written.

COMPANY: TRULIEVE CANNABIS CORP. By: Name: Title: Address: 3494 Martin Hurst Road Tallahassee, Florida 32312 Email: [email] INDEMNITEE: [NAME] Address: [address] [address] Email: [email]